UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22671

AB MULTI-MANAGER ALTERNATIVE FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: March 31, 2021

Date of reporting period: September 30, 2020

ITEM 1.	REPORTS TO STOCKHOLDERS.

SEP    09.30.20

SEMI-ANNUAL REPORT

AB MULTI-MANAGER ALTERNATIVE FUND

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your Bernstein financial advisor or by calling the Fund at (212) 486 5800.

You may elect to receive all future reports in paper form free of charge. You can contact your Bernstein financial advisor to request that you continue to receive paper copies of your shareholder reports or you can call the Fund at (212) 486 5800. Your election to receive reports in paper form will apply to all funds held in your Bernstein account.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

SEMI-ANNUAL REPORT

November 16, 2020

This report provides certain performance data for AB Multi-Manager Alternative Fund (the “Fund”) for the semi-annual reporting period ended September 30, 2020.

The Fund’s investment objective is to seek long-term capital appreciation.

RETURNS AS OF SEPTEMBER 30, 2020 (unaudited)

	6 Months	12 Months

AB MULTI-MANAGER ALTERNATIVE FUND	10.36%	5.24%

Benchmark: HFRI FOF Composite Index	12.44%	5.72%

MSCI World Index (net)	28.82%	10.41%

Bloomberg Barclays US Aggregate Bond Index	3.53%	6.98%

INVESTMENT RESULTS

The table above provides performance data for the Fund and its benchmark, the HFRI Fund of Funds (“HFRI FOF”) Composite Index, for the six- and 12-month periods ended September 30, 2020. The table also includes the performance of the Morgan Stanley Capital International (“MSCI”) World Index (net) and the Bloomberg Barclays US Aggregate Bond Index.

During both periods, the Fund underperformed its benchmark, the HFRI FOF Composite Index, and the MSCI World Index (net). The Fund outperformed the Bloomberg Barclays US Aggregate Bond Index during the six-month period, but underperformed for the 12-month period.

For the six-month period, the Long/Short Equity, Global Macro, Event Driven, Credit/Distressed and Multi-Strategy Underlying Portfolios contributed to absolute returns, led by Long/Short Equity and Event Driven. The Long/Short Equity and Event Driven Underlying Portfolios have higher idiosyncratic risk than other strategies in the Fund and had tailored their exposures once the market recovery started in April to a smaller overall gross market exposure, but with a higher net market exposure. Since equity markets continued to operate under the premise of COVID-19 winners and losers in this ensuing period, these Underlying Portfolios were still able to generate security selection alpha (a measure of how the Fund is performing on a risk-adjusted basis versus its benchmark) from both long and short positioning. The Global Macro and Multi-Strategy allocations, which are less influenced by the direction of global markets, were also meaningful contributors. Multi-Strategy, which did not fare as well over the 12-month period, recovered in a steady manner, generating positive

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contributions in each month. Global Macro, which was a top contributor over the 12-month period, generated positive performance in all but one month during the six-month period. The diversification benefits of each such strategy were highlighted during the six-month period in that the primary source of return was not tied to global equity or credit markets. Credit/Distressed, which was the smallest strategy allocation during both periods, also produced a modest contribution from each of the Underlying Portfolios.

During the 12-month period, Long/Short Equity, Global Macro and Event Driven were positive contributors, while the Credit/Distressed and Multi-Strategy Underlying Portfolios detracted from absolute performance. Performance within Long/Short Equity was flat to positive in nearly every month, with the notable exception of March 2020, when global equity markets drew down meaningfully as economies around the world shut down to curb COVID-19 infection rates. During the other negative months for equity markets, in January, February and September, the Long/Short Equity allocation had a positive cumulative impact on performance through contributions from short positions across all sectors. In March, however, equities performance was based on whether their industries were considered COVID-19 winners or losers, which worked against much of the fundamentally driven positioning heading into the month. The Fund’s Long/Short Equity Underlying Portfolios successfully shifted their gross and net market exposures to benefit from the recovery that followed. Global Macro also contributed but in a meaningfully different manner. One of the best months for Global Macro was during the market crisis in March 2020, specifically through gains in short exposure across equity and credit indices as well as long positions in global fixed income and volatility across multiple asset classes. The top detractor was Multi-Strategy, which was weighed down by an allocation to a market-neutral, systematic fund whose forecasting models struggled to keep pace with the shifting profile of equity markets into and following the period punctuated by COVID-19 risks. The remaining Underlying Portfolios in that strategy contributed for the 12-month period, reflecting the largely market-agnostic characteristics of this allocation.

The Fund utilized total return swaps for hedging and investment purposes, which added to absolute performance for the six-month period but detracted for the 12-month period.

MARKET REVIEW AND INVESTMENT STRATEGY

Over the six-month period ended September 30, 2020, the mood among investors turned notably positive. Not only did asset prices fully recover from the crisis-related sell-off in March, but returns in many cases turned incrementally positive. This recovery in prices was not to say uncertainty had abated; to the contrary, the level of uncertainty has only compounded more over the course of the six-month period as the November US

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elections approached. With the bottoms in most major markets having been recorded in March for the 12-month period, hedge funds were broadly able to adjust to the new market narrative over the six-month period, seeing clear ways to participate in the rising prices for COVID-19 winners, especially companies leading in work-from-home enabling technology, while also adjusting their short books to focus on industries not expected to recover for some time. Besides the directional funds that benefited from the directional tailwind, less directional funds also fared well. Relative-value strategies benefited from improved liquidity, normalizing the price spreads between securities and markets. Global Macro funds were able to capitalize on emerging trends in currencies, precious metals and selective interest-rate markets, most notably in emerging-market countries.

For the 12-month period, the market backdrop was ultimately positive, highlighted by strong equity and credit returns globally. However, the period was heavily influenced by the way investors navigated the elevation of COVID-19-related risks as early as January 2020, but with more urgency starting in mid-February. Hedge funds did a good job overall, returning 4.2%, on average for the period, according to HFRI, by navigating the volatility in February and participating in the upside starting in April. But March turned out to be the worst month for hedge funds since the inception of the HFRI Fund Weighted Composite Index in 1989, exceeding losses suffered in the 2008 global financial crisis. This was partly attributable to steep negative returns across both equities and bonds, but also was due to illiquidity, which hedge fund traders rely upon for relative price discovery between securities and asset classes, as investors succumbed to the uncertainty of what a global pandemic could mean for economic output, corporate earnings and investors’ willingness to engage with asset markets.

INVESTMENT POLICIES

There can be no assurance that the Fund will achieve its investment objective, be able to structure its investments as anticipated, or that its returns will be positive over any period of time. The Fund is not intended as a complete investment program for investors.

The Fund seeks to achieve its investment objective primarily by allocating its assets among investments in a diversified portfolio of private investment vehicles commonly referred to as hedge funds (“Underlying Portfolios”). The Fund will invest primarily in Underlying Portfolios pursuing the following strategies: Long/Short Equity, Event Driven, Credit/Distressed, Emerging Markets, Global Macro and Multi-Strategy. For more information on these strategies, please see

(continued on next page)

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“Consolidated Portfolio of Investments” on pages 9-16. As a secondary strategy, the Fund will generally also make direct investments in securities and other financial instruments. For more information regarding the Fund’s risks, please see “Disclosures and Risks” on pages 5-7 and “Note E—Risks Involved in Investing in the Fund” of the Notes to Consolidated Financial Statements on pages 34-38.

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DISCLOSURES AND RISKS

Benchmark Disclosure

All indices are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The HFRI FOF Composite Index is an equal-weighted performance index that includes over 650 constituent funds of hedge funds that report their monthly net-of-fee returns to Hedge Fund Research, have at least $50 million under management and have been actively trading for at least 12 months. Returns of the Index are subject to subsequent revision. The MSCI World Index (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets. The Bloomberg Barclays US Aggregate Bond Index represents the performance of securities within the US investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word about Risk

An investment in the Fund’s shares involves a high degree of risk and should not constitute a complete investment program. Before making an investment decision, you should carefully consider the following risk factors, together with the other information contained in the prospectus. At any point in time, an investment in the Fund’s shares may be worth less than the original amount invested, even after taking into account the distributions paid, if any, and the ability of shareholders to reinvest distributions. If any of the risks discussed below occurs, the Fund’s results of operations could be materially and adversely affected. If this were to happen, the price of Fund shares could decline significantly and you could lose all or a part of your investment.

Investment in this Fund is highly speculative and involves substantial risk, including loss of principal, and therefore may not be suitable for all investors.

General Risk Factors: Underlying Portfolios and the Fund’s direct investments may exhibit high volatility, and investors may lose all or substantially all of their investment. Investments by Underlying Portfolios and the Fund in illiquid assets and foreign markets and the use of short sales,

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DISCLOSURES AND RISKS (continued)

options, leverage, futures, swaps and other derivative instruments may create special risks and substantially increase the impact and likelihood of adverse price movements. Interests in Underlying Portfolios are subject to limitations on transferability and are illiquid, and no secondary market for interests typically exists or is likely to develop. Underlying Portfolios are typically not registered with securities regulators and are therefore generally subject to little or no regulatory oversight. Performance compensation payable to an Underlying Portfolio investment advisor may create an incentive to make riskier or more speculative investments. Underlying Portfolios typically charge higher fees than many other types of investments, which can offset trading profits, if any. There can be no assurance that any Underlying Portfolio will achieve its investment objectives.

Market Risk: The value of the Fund’s assets will fluctuate as the bond or stock market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market.

Tax Risks: The Fund intends to be treated as a regulated investment company (“RIC”) under the Internal Revenue Code. However, in order to qualify as a RIC and also to avoid having to pay an “excise tax,” the Fund will be subject to certain limitations on its investments and operations, including a requirement that a specified proportion of its income come from qualifying sources, an asset diversification requirement and minimum distribution requirements. Satisfaction of the various requirements requires significant support and information from the Underlying Portfolios, and such support and information may not be available, sufficient, verifiable, or provided on a timely basis.

Limited Liquidity: The Fund’s shares are not listed on any securities exchange or traded in any other market, and are subject to substantial restrictions on transfer. Although the Fund has offered to repurchase shares on a quarterly basis, such periodic repurchase offers are at the sole discretion of the Fund’s Board of Trustees, and there is no assurance that these repurchase offers will continue. It will normally be four to six months between the time an investor tenders shares for repurchase (i.e., requests that the Fund repurchase shares as part of a repurchase offer) and the investor’s receipt of any cash proceeds associated with the repurchase.

Fund of Funds Considerations: The Fund will have no control rights over and limited transparency into the investment programs of the Underlying Portfolios in which it invests. In valuing the Fund’s holdings, the Investment Manager will generally rely on financial information provided by Underlying Portfolios, which may be unaudited, estimated and/or may not involve third parties. The Fund’s investment opportunities may be limited

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DISCLOSURES AND RISKS (continued)

as a result of withdrawal terms or anticipated liquidity needs (e.g., withdrawal restrictions imposed by underlying hedge funds may delay, preclude or involve expense in connection with portfolio adjustments by the Investment Manager).

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. All fees and expenses related to the operation of the Fund have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.

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PORTFOLIO SUMMARY

September 30, 2020 (unaudited)

Net Assets ($mil): $982.1

1

All data are as of September 30, 2020. The Fund’s portfolio strategy breakdown is based on the Investment Manager’s internal classification and is expressed as a percentage of total investment exposure, including exposure from derivatives (see “Consolidated Portfolio of Investments” section of the report for additional details).

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CONSOLIDATED PORTFOLIO OF INVESTMENTS

September 30, 2020 (unaudited)

Underlying Portfolios	Shares	Fair Value ($)	% Net Assets	Liquidity*

Global Macro
Alphadyne International Fund, Ltd.	62,221	$90,040,186	9.2%	Quarterly
Autonomy Global Macro Fund Limited	86,879	14,598,294	1.5	Monthly
Brevan Howard Alpha Strategies Fund Limited	300,000	29,457,000	3.0	Monthly
Brevan Howard AS Macro Fund Limited	280,000	33,126,800	3.4	Monthly
Graham Global Investment Fund II SPC, Ltd.– Quant Macro Segregated Portfolio	196,530	28,134,652	2.9	Weekly
Pharo Macro Fund, Ltd.	7,494	32,621,882	3.3	Quarterly
The Tudor BVI Global Fund, Ltd.	5,303	59,227,773	6.0	Quarterly

Total		287,206,587	29.3

Long/Short Equity
Coatue Offshore Fund, Ltd.	115,630	39,823,703	4.0	Quarterly
Darsana Overseas Fund, Ltd.	13,033	24,123,914	2.5	Quarterly
Janchor Partners Pan-Asian Fund	252,641	33,480,269	3.4	Triennially
Nokota LC, LLC	1,317	330,762	0.0	At Fund’s Discretion
PFM Healthcare Offshore Fund, Ltd.	1,113	1,508,105	0.1	At Fund’s Discretion
Schonfeld Fundamental Equity Offshore Fund, Ltd.	39,203	45,818,687	4.7	Quarterly
The Children’s Investment Fund	156,000	26,307,840	2.7	Triennially
Think Investments Offshore, Ltd.	19,979	44,922,762	4.6	Semi-Annual
Two Creeks Capital Offshore Fund, Ltd.	25,839	31,046,956	3.2	Quarterly

Total		247,362,998	25.2

Multi-Strategy
Elliott International Limited	44,146	66,606,737	6.8	Semi-Annual
LMR Fund Limited	206,673	36,996,220	3.7	Quarterly

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CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Underlying Portfolios	Shares	Fair Value ($)	% Net Assets	Liquidity*

Myriad Opportunities Offshore Fund Limited	895	$894,845	0.1%	At Fund’s Discretion
Renaissance Institutional Diversified Global Equities Onshore Fund LP	33,420	27,232,524	2.8	Monthly
Schonfeld Strategic Partners Offshore Fund, Ltd.	37,700	42,285,769	4.3	Monthly

Total		174,016,095	17.7

Event Driven
Empyrean Capital Overseas Fund, Ltd.	27,237	29,041,612	3.0	Quarterly
Indaba Capital Partners (Cayman), LP	31,293	42,724,719	4.3	Quarterly
Lion Point International, Ltd.	27,397	31,194,425	3.2	Semi-Annual
Luxor Capital Partners Offshore Liquidating SPV, Ltd.	2,317	2,114,087	0.2	At Fund’s Discretion
Senator Global Opportunity Offshore Fund II, Ltd.	22,834	24,719,784	2.5	Quarterly
Senator Global Opportunity Offshore Fund Ltd.	8,000	8,663,233	0.9	Quarterly

Total		138,457,860	14.1

Credit/Distressed
Caius Capital International Fund	16,895	19,448,230	2.0	Quarterly
King Street Capital, Ltd.	32,206	3,160,957	0.3	At Fund’s Discretion
Silver Point Capital Offshore Fund, Ltd.	966	15,306,211	1.6	Annual
Waterfall Eden Fund, Ltd.	13,293	18,226,515	1.8	Quarterly
Wingspan Overseas Fund, Ltd.	363	209,639	0.0	Fund in Liquidation

Total		56,351,552	5.7

Total Underlying Portfolios (cost $749,047,781)		903,395,092	92.0

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CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Underlying Portfolios	Shares	Fair Value ($)	% Net Assets

Short-Term Investments
Investment Companies
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.05%(a)(b)(c) (cost $299,000)	299,000	$299,000	0.0%

Total Investments (cost $749,346,781)		903,694,092	92.0
Other assets less liabilities		78,357,124	8.0

Net Assets		$982,051,216	100.0%

TOTAL RETURN SWAPS (see Note C)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency		Current Notional (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Barclays Bank PLC
Barclays Commodity Hedging Insights 2	0.02%	Quarterly	USD	2,547	04/15/2021	$91,470
Barclays Commodity Strategy 1673 Index	0.30%	Quarterly	USD	1,409	04/15/2021	(9,830)
Goldman Sachs & Co.
Advanced Disposal Services	1 Month LIBOR Plus 0.35%	Maturity	USD	3,378	01/05/2021	4,301
Aimmune Therapeutics, Inc.	1 Month LIBOR Plus 0.35%	Maturity	USD	1,195	01/05/2021	8,163
BMC Stock Holdings, Inc.	1 Month LIBOR Plus 0.35%	Maturity	USD	2,400	01/05/2021	84,794
Fitbit Inc.	1 Month LIBOR Plus 0.35%	Maturity	USD	2,171	01/05/2021	155,011
Hastings Group Holdings	1 Month LIBOR Plus 0.35%	Maturity	GBP	928	01/05/2021	(390)
Highland Gold Mining, Ltd.	1 Month LIBOR Plus 0.35%	Maturity	USD	1,288	01/05/2021	24,827
Immunomedics, Inc.	1 Month LIBOR Plus 0.35%	Maturity	USD	2,131	01/05/2021	(8,860)
Livongo Health, Inc.	1 Month LIBOR Plus 0.35%	Maturity	USD	3,759	01/05/2021	279,781
Maxim Integrated Products	1 Month LIBOR Plus 0.35%	Maturity	USD	3,509	01/05/2021	(79,360)
National General Holdings Corp.	1 Month LIBOR Plus 0.35%	Maturity	USD	3,235	01/05/2021	(18,600)
SDL PLC	1 Month LIBOR Plus 0.35%	Maturity	GBP	508	01/05/2021	(48,371)
TD Ameritrade Holding Corp.	1 Month LIBOR Plus 0.35%	Maturity	USD	3,196	01/05/2021	269,793
Tiffany & Co.	1 Month LIBOR Plus 0.35%	Maturity	USD	3,041	01/05/2021	(228,081)

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CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
Varian Medical Systems, Inc.	1 Month LIBOR Plus 0.35%	Maturity	USD	3,409	01/05/2021	$(22,920)
Vivint Solar, Inc.	1 Month LIBOR Plus 0.35%	Maturity	USD	2,546	01/05/2021	824,085
Wright Medical Group NV	1 Month LIBOR Plus 0.35%	Maturity	USD	3,681	01/05/2021	43,213
JPMorgan Chase Bank, NA
BMC Stock Holdings, Inc.	1 Month LIBOR Plus 0.40%	Maturity	USD	1,270	08/12/2022	108,201
Delphi Technologies PLC	1 Month LIBOR Plus 0.40%	Maturity	USD	2,016	08/12/2022	1,155,601
E*Trade Group, Inc.	1 Month LIBOR Plus 0.40%	Maturity	USD	3,655	08/12/2022	424,656
Fiat Chrysler Automobiles NV	1 Month EURIBOR Plus 0.40%	Maturity	EUR	2,917	08/12/2022	791,185
Grandvision NV	1 Month EURIBOR Plus 0.40%	Maturity	EUR	2,235	08/12/2022	(271,014)
Ingenico Group	1 Month EURIBOR Plus 0.40%	Maturity	EUR	2,901	08/12/2022	79,221
JMABC02E	0.40%	Quarterly	USD	1,488	05/17/2021	(13,006)
JMABRG34	0.60%	Quarterly	USD	584	04/15/2021	(2,191)
JPABSAA1(1)	0.14%	Maturity	USD	28,760	08/12/2022	(2,330)
Taubman Centers, Inc.	1 Month LIBOR Plus 0.40%	Maturity	USD	1,005	08/12/2022	(450,664)
Transat A.T., Inc.	1 Month CDOR Plus 0.40%	Maturity	CAD	465	08/12/2022	(874,574)
Morgan Stanley Capital Services, LLC
Acacia Communications, Inc.	1 Month LIBOR Plus 0.30%	Maturity	USD	3,591	12/11/2020	45,985
Grubhub, Inc.	1 Month LIBOR Plus 0.30%	Maturity	USD	3,527	12/11/2020	(135,173)
Momenta Pharmaceuticals, Inc.	1 Month LIBOR Plus 0.30%	Maturity	USD	2,693	12/11/2020	15,621
Morgan Stanley Volume B3U Index	0.50%	Quarterly	USD	2,914	05/17/2021	104,882
MSUSABBD	0.00%	Quarterly	USD	14,542	05/17/2021	(2,909)
MSUSABDM(2)	0.00%	Quarterly	USD	25,253	10/15/2020	– 0	–
MSUSABEE	0.00%	Quarterly	USD	4,093	05/17/2021	(32,009)
MSUSABEM(3)	0.00%	Quarterly	USD	33,000	10/15/2020	54,683
MSUSABEQ	0.00%	Quarterly	USD	7,977	10/15/2020	(44,849)
NetEnt AB	1 Month STIBOR Plus 0.45%	Maturity	SEK	22,410	12/11/2020	(26,427)
Noble Energy, Inc.	1 Month LIBOR Plus 0.30%	Maturity	USD	2,090	12/11/2020	(364,102)

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CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
Progenics Pharmaceuticals	1 Month LIBOR	Maturity	USD	0	**	12/11/2020	$	– 0	–
Sunrise Communications AG	1 Month LIBOR	Maturity	CHF	2,711	12/11/2020	13,762
Willis Towers Watson PLC	1 Month LIBOR Plus 0.30%	Maturity	USD	3,863	12/11/2020	771,565

Pay Total Return on Reference Obligation
Goldman Sachs & Co.
Analog Devices, Inc.	1 Month LIBOR Minus 0.29%	Maturity	USD	3,816	01/05/2021	(671)
Builders Firstsource, Inc.	1 Month LIBOR Minus 0.29%	Maturity	USD	2,399	01/05/2021	(63,282)
RWS Holdings PLC	1 Month LIBOR Minus 2.00%	Maturity	GBP	516	01/05/2021	47,473
Schwab (Charles) Corp.	1 Month LIBOR Minus 0.35%	Maturity	USD	3,206	01/05/2021	(271,306)
Sunrun, Inc.	1 Month LIBOR Minus 0.29%	Maturity	USD	2,548	01/05/2021	(819,985)
Teladoc Health, Inc.	1 Month LIBOR Minus 0.28%	Maturity	USD	3,485	01/05/2021	(195,861)
JPMorgan Chase Bank, NA
Borg Warner	1 Month LIBOR Minus 0.30%	Maturity	USD	2,013	08/12/2022	(267,078)
Builders Firstsource, Inc.	1 Month LIBOR Minus 0.30%	Maturity	USD	1,269	08/12/2022	(94,322)
Morgan Stanley	1 Month LIBOR Minus 0.30%	Maturity	USD	3,683	08/12/2022	(194,226)
Peugot SA	1 Month EURIBOR Minus 0.30%	Maturity	EUR	2,480	08/12/2022	(346,269)
Worldline SA	1 Month EURIBOR Minus 0.30%	Maturity	EUR	2,416	08/12/2022	(52,741)
Morgan Stanley Capital Services, LLC
Aon PLC	1 Month LIBOR Minus 0.25%	Maturity	USD	4,122	12/11/2020	(809,195)
Chevron Corporation	1 Month LIBOR Minus 0.29%	Maturity	USD	2,096	12/11/2020	373,333
Evolution Gaming Group	1 Month STIBOR Minus 0.40%	Maturity	SEK	22,756	12/11/2020	21,584
Just Eat Takeaway.com NV	1 Month EURIBOR Minus 0.35%	Maturity	EUR	3,133	12/11/2020	28,922

$71,516

**	Notional amount less than 500.

(a)	Affiliated investments.

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CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

(b)	The rate shown represents the 7-day yield as of period end.

(c)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

*	The investment strategies and liquidity of the Underlying Portfolios in which the Fund invests are as follows:

Global Macro Underlying Portfolios aim to identify and exploit imbalances in global economics and asset classes, typically utilizing macroeconomic and technical market factors rather than “bottom-up” individual security analysis. The Underlying Portfolios within this strategy are subject to 3 – 90 day redemption notice periods. The majority of the Underlying Portfolios are no longer subject to initial lockups. Certain Underlying Portfolios have lock up periods of up to one year.

Long/Short Equity Underlying Portfolios seek to buy securities with the expectation that they will increase in value (called “going long”) and sell securities short in the expectation that they will decrease in value (“going short”). Underlying Portfolios within this strategy are generally subject to 45 – 120 day redemption notice periods. The majority of the Underlying Portfolios are no longer subject to initial lockups. Certain Underlying Portfolios have lock up periods of up to three years.

Multi-Strategy Underlying Portfolios invest across multiple strategies, including long/short equity, event driven, global macro, credit/distressed and emerging markets, in which the investment process is predicated on movements in underlying economic variables and the impact these variables have on equity, fixed income, currency, commodity and other financial instrument markets. Underlying Portfolios within this strategy are generally subject to 45 – 90 day redemption notice periods. Certain Underlying Portfolios may have lock up periods of two years.

Event Driven Underlying Portfolios seek to take advantage of information inefficiencies resulting from a particular corporate event, such as a takeover, liquidation, bankruptcy, tender offer, buyback, spin (off, exchange offer, merger or other type of corporate reorganization. Underlying Portfolios within this strategy are generally subject to 60 – 90 day redemption notice periods. The majority of the Underlying Portfolios are no longer subject to initial lockups. Certain Underlying Portfolios have lock up periods of up to one year.

Credit/Distressed Underlying Portfolios invest in a variety of fixed income and other securities, including bonds (corporate and government), bank debt, asset-backed financial instruments, mortgage-backed securities and mezzanine and distressed securities, as well as securities of distressed companies and high yield securities. Underlying Portfolios within this strategy are generally subject to 60 – 90 day redemption notice periods. The majority of the Underlying Portfolios are no longer subject to initial lockups. Certain Underlying Portfolios may have lock up periods of one year.

The Fund may also make direct investments in securities (other than securities of Underlying Portfolios), options, futures, options on futures, swap contracts, or other derivative or financial instruments.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CLP – Chilean Peso

CNY – Chinese Yuan Renminbi

COP – Colombian Peso

CZK – Czech Koruna

EUR – Euro

GBP – Great British Pound

HUF – Hungarian Forint

IDR – Indonesian Rupiah

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

MXN – Mexican Peso

NOK – Norwegian Krone

NZD – New Zealand Dollar

14 | AB MULTI-MANAGER ALTERNATIVE FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

PEN – Peruvian Sol

PHP – Philippine Peso

PLN – Polish Zloty

RUB – Russian Ruble

SEK – Swedish Krona

THB – Thailand Baht

TWD – New Taiwan Dollar

USD – United States Dollar

ZAR – South African Rand

Glossary:

CDOR – Canadian Dealer Offered Rate

EAFE – Europe, Australia, and Far East

EURIBOR – Euro Interbank Offered Rate

LIBOR – London Interbank Offered Rates

MSCI – Morgan Stanley Capital International

STIBOR – Stockholm Interbank Offered Rate

(1)	The following table represents the 50 largest (long/(short)) equity basket holdings underlying the total return swap with JPABSAA1 as of September 30, 2020.

Security Description	Shares	Current Notional	Percent of Basket’s Value
S&P 500 Total Return	(2,087)	$(14,004,500)	(48.7)%
MSCI Daily TR Gross EAFE	(939)	(7,390,467)	(25.7)%
JPMorgan Cash Index	(21,727)	(6,614,024)	(23.0)%
Microsoft Corp.	6,071	1,244,547	4.3%
Apple, Inc.	7,983	848,288	2.9%
MSCI Daily TR Gross Canada	(100)	(747,674)	(2.6)%
Roche Holding AG	2,065	710,331	2.5%
Amazon.com, Inc.	224	707,396	2.5%
Walmart, Inc.	5,376	695,655	2.4%
Procter & Gamble Co./The	4,813	631,079	2.2%
Oracle Corp.	11,169	619,339	2.2%
Koninklijke Ahold Delhaize NV	19,333	554,763	1.9%
Home Depot, Inc./The	2,045	543,022	1.9%
Dollar General Corp.	2,698	513,669	1.8%
Merck & Co., Inc.	6,109	490,187	1.7%
Alphabet, Inc.	327	484,317	1.7%
UnitedHealth Group, Inc.	1,600	484,317	1.7%
Novo Nordisk A/S	7,240	475,511	1.7%
AutoZone, Inc.	389	469,640	1.6%
RELX PLC	22,123	466,705	1.6%
Texas Instruments, Inc.	3,613	460,835	1.6%
Citrix Systems, Inc.	3,187	454,964	1.6%
Automatic Data Processing, Inc.	3,335	443,223	1.5%
Enel SpA	48,579	440,288	1.5%
Swedish Match AB	5,660	425,612	1.5%
Constellation Software, Inc./Canada	356	422,677	1.5%
Oracle Corp./Japan	3,493	419,741	1.5%
L3Harris Technologies, Inc.	2,476	416,806	1.4%
Wolters Kluwer NV	5,279	413,871	1.4%
Facebook, Inc.	1,620	410,935	1.4%
Aristocrat Leisure, Ltd.	21,430	402,130	1.4%
American Electric Power Co., Inc.	4,629	402,130	1.4%
Check Point Software Technology	3,185	399,194	1.4%
Salmar ASA	8,654	399,194	1.4%
Auto Trader Group PLC	550	381,583	1.3%
Nice, Ltd.	346,360	346,360	1.2%

abfunds.com	AB MULTI-MANAGER ALTERNATIVE FUND | 15

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Security Description	Shares	Current Notional	Percent of Basket’s Value
S&P Global, Inc.	981	$343,425	1.2%
Booz Allen Hamilton Holding Co.	4,164	340,489	1.2%
Partners Group Holding AG	334	319,942	1.1%
Nestle SA	2,694	317,007	1.1%
American Corp.	3,951	317,007	1.1%
Philip Morris International, Inc.	4,089	314,072	1.1%
Comcast Corp.	7,132	305,266	1.1%
Sampo Oyj	8,243	296,461	1.0%
Mastercard, Inc.	951	293,525	1.0%
NextEra Energy, Inc.	1,035	290,590	1.0%
GlaxoSmithKline PLC	147	290,590	1.0%
Fidelity National Information	1,986	290,590	1.0%
PepsiCo, Inc.	2,090	287,655	1.0%
Anthem, Inc.	1,029	281,784	1.0%
Other Long	729,209	7,889,682	27.4%

(2)	The following table represents the (long/(short)) basket holdings underlying the total return swap with MSUSABDM as of September 30, 2020.

Security Description	Current Notional	Percent of Basket’s Value
AUD/USD 10/30/2020	$(3,525,364)	(14.0)%
SEK/USD 10/30/2020	2,510,180	9.9%
CHF/USD 10/30/2020	(2,447,047)	(9.7)%
CAD/USD 10/30/2020	1,883,898	7.5%
JPY/USD 10/30/2020	1,608,637	6.4%
NZD/USD 10/30/2020	1,563,181	6.2%
EUR/USD 10/30/2020	(1,512,674)	(6.0)%
GBP/USD 10/30/2020	(1,146,501)	(4.5)%
NOK/USD 10/30/2020	(603,554)	(2.4)%

(3)	The following table represents the (long/(short)) basket holdings underlying the total return swap with MSUSABEM as of September 30, 2020.

Security Description	Current Notional	Percent of Basket’s Value
CNY/USD 10/30/2020	$2,897,384	8.8%
CZK/USD 10/30/2020	(2,194,488)	(6.7)%
CLP/USD 10/30/2020	(2,078,989)	(6.3)%
PEN/USD 10/30/2020	(1,966,789)	(6.0)%
RUB/USD 10/30/2020	1,725,890	5.2%
TWD/USD 10/30/2020	(1,669,791)	(5.1)%
INR/USD 10/30/2020	1,593,891	4.8%
IDR/USD 10/30/2020	1,395,892	4.2%
ZAR/USD 10/30/2020	973,495	3.0%
COP/USD 10/30/2020	(834,895)	(2.5)%
MXN/USD 10/30/2020	755,696	2.3%
THB/USD 10/30/2020	570,897	1.7%
PLN/USD 10/30/2020	(560,997)	(1.7)%
PHP/USD 10/30/2020	(339,898)	(1.0)%
HUF/USD 10/30/2020	(247,499)	(0.8)%
BRL/USD 10/30/2020	118,799	0.4%
KRW/USD 10/30/2020	(62,700)	(0.2)%

See notes to consolidated financial statements.

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CONSOLIDATED STATEMENT OF ASSETS & LIABILITIES

September 30, 2020 (unaudited)

Assets
Investments in unaffiliated Underlying Portfolios, at value (cost $749,047,781)	$903,395,092
Investments in affiliated Underlying Portfolios, at value (cost $299,000)	299,000
Cash	36,017,231
Cash collateral due from broker	16,008,000
Foreign currencies, at value (cost $38,942)	40,286
Investment in Underlying Portfolios paid in advance (see Note A2)	47,000,000
Unrealized appreciation on total return swaps	5,822,112
Receivable for investments sold	2,822,161
Receivable for terminated total return swaps	282,645
Affiliated dividends receivable	1,811

Total assets	1,011,688,338

Liabilities
Payable for shares of beneficial interest redeemed	21,380,086
Unrealized depreciation on total return swaps	5,750,596
Management fee payable	833,594
Subscriptions received in advance	774,500
Administrative fee payable	150,347
Payable for terminated total return swaps	138,679
Transfer Agent fee payable	16,729
Directors’ fees payable	1,800
Accrued expenses	590,791

Total liabilities	29,637,122

Net Assets	$982,051,216

Composition of Net Assets
Shares of beneficial interest, at par	$83,806
Additional paid-in capital	910,966,520
Distributable earnings	71,000,890

Net Assets	$982,051,216

Shares of beneficial interest outstanding—unlimited shares authorized, with par value of $.001 (based on 83,805,729 shares outstanding)	$11.72

See notes to consolidated financial statements.

abfunds.com	AB MULTI-MANAGER ALTERNATIVE FUND | 17

CONSOLIDATED STATEMENT OF OPERATIONS

Six Months Ended September 30, 2020 (unaudited)

Investment Income
Dividends—Affiliated issuers		$40,920

Expenses
Management fee (see Note B)	$4,787,892
Custody and accounting	228,156
Administrative	142,088
Credit facility fees	127,083
Transfer agency	95,758
Legal	72,260
Audit and tax	54,677
Registration fees	45,202
Printing	25,196
Trustees’ fees	20,296
Miscellaneous	45,870

Total expenses	5,644,478
Less: expenses waived and reimbursed by the Investment Manager (see Note B)	(21,705)

Net expenses		5,622,773

Net investment loss		(5,581,853)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		1,515,167
Swaps		(2,001,330)
Foreign currency transactions		(75,766)
Net change in unrealized appreciation/depreciation of:
Investments		98,033,544
Swaps		2,207,281
Foreign currency denominated assets and liabilities		(24,074)

Net gain on investment and foreign currency transactions		99,654,822

Contributions from Affiliates (see Note B)		6,897

Net Increase in Net Assets from Operations		$94,079,866

See notes to consolidated financial statements.

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CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2020 (unaudited)		Year Ended March 31, 2020
Increase (Decrease) in Net Assets from Operations
Net investment loss	$(5,581,853)		$(11,175,273)
Net realized gain (loss) on investment transactions	(561,929)		51,556,956
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	100,216,751		(76,934,502)
Contributions from Affiliates (see Note B)	6,897		31,024

Net increase (decrease) in net assets from operations	94,079,866		(36,521,795)
Distribution to Shareholders	– 0	–	(19,178,141)
Transactions in Shares of Beneficial Interest
Net decrease (see Note D)	(16,357,726)		(79,556,864)

Total increase (decrease)	77,722,140		(135,256,800)
Net Assets
Beginning of period	904,329,076		1,039,585,876

End of period	$982,051,216		$904,329,076

See notes to consolidated financial statements.

abfunds.com	AB MULTI-MANAGER ALTERNATIVE FUND | 19

CONSOLIDATED STATEMENT OF CASH FLOWS

For the six months ended September 30, 2020 (unaudited)

Cash flows from operating activities
Net increase in net assets from operations		$94,079,866
Reconciliation of net increase in net assets from operations to net increase in cash from operating activities
Purchases of Underlying Portfolio shares	$(112,664,929)
Purchases of short-term investments	(97,300,000)
Sales of Underlying Portfolio shares	95,814,669
Proceeds from disposition of short-term investments	131,001,000
Net realized loss on investment transactions and foreign currency transactions	561,929
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(100,216,751)
Decrease in receivable for investments sold	3,423,444
Decrease in affiliated dividends receivable	49,582
Decrease in investments in Underlying Portfolios paid in advance	2,614,583
Decrease in cash collateral due from broker	3,798,000
Increase in management fee payable	6,278
Increase in administrative fee payable	8,259
Increase in Transfer Agent fee payable	73
Increase in Directors’ fee payable	1,800
Decrease in accrued expenses	(26,390)
Payments on swaps, net	(3,177,702)

Total adjustments		(76,106,155)

Net cash provided by (used in) operating activities		17,973,711
Cash flows from financing activities
Subscriptions, including change in subscriptions received in advance	25,622,667
Redemptions, net of payable for shares of beneficial interest redeemed	(47,831,834)

Net cash provided by (used in) financing activities		(22,209,167)
Effect of exchange rate on cash		(99,840)

Net decrease in cash		(4,335,296)
Cash at beginning of period		40,392,813

Cash at end of period		$36,057,517

See notes to consolidated financial statements.

20 | AB MULTI-MANAGER ALTERNATIVE FUND	abfunds.com

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

September 30, 2020 (unaudited)

NOTE A

Significant Accounting Policies

AB Multi-Manager Alternative Fund (the “Fund”) is a statutory trust formed under the laws of the State of Delaware and registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The Fund commenced operations on October 1, 2012. The Fund’s investment objective is to seek long-term capital appreciation. There can be no assurance that the Fund will achieve its investment objective, be able to structure its investments as anticipated, or that its returns will be positive over any period of time. The Fund is not intended as a complete investment program for investors. The Fund seeks to achieve its investment objective primarily by allocating its assets among investments in private investment vehicles (“Underlying Portfolios”), commonly referred to as hedge funds, that are managed by unaffiliated asset managers that employ a broad range of investment strategies. As a secondary strategy, the Fund will generally also make direct investments in securities and other financial instruments. As part of the Fund’s investment strategy, the Fund seeks exposure to commodities and commodities-related instruments and derivatives primarily through investments in AB Multi-Manager Alternative Fund (Cayman), Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary commenced operations on September 21, 2018. The Fund is the sole shareholder of the Subsidiary and it is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. As of September 30, 2020, net assets of the Fund were $982,051,216, of which $9,848,209, or approximately 1%, represented the Fund’s ownership of all issued shares and voting rights of the Subsidiary. This report presents the consolidated financial statements of the Fund and the Subsidiary. All intercompany transactions and balances have been eliminated in consolidation. The consolidated financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

abfunds.com	AB MULTI-MANAGER ALTERNATIVE FUND | 21

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

1. Valuation of Investments

The Fund’s Board of Trustees (the “Board”) has approved pricing and valuation policies and procedures pursuant to which the Fund’s investments in Underlying Portfolios are valued at fair value (the “Valuation Procedures”). Among other matters, the Valuation Procedures set forth the Fund’s valuation policies and the mechanisms and processes to be employed on a monthly basis to implement such policies. In accordance with the Valuation Procedures, fair value of an Underlying Portfolio as of each valuation time ordinarily is the value determined as of such month-end for each Underlying Portfolio in accordance with the Underlying Portfolio’s valuation policies and reported at the time of the Fund’s valuation.

On a monthly basis, the Fund generally uses the net asset value (“NAV”), provided by the Underlying Portfolios, to determine the fair value of all Underlying Portfolios which (a) do not have readily determinable fair values and (b) either have the attributes of an investment company or prepare their financial statements consistent with measurement principles of an investment company. As a general matter, the fair value of the Fund’s interest in an Underlying Portfolio represents the amount that the Fund could reasonably expect to receive from an Underlying Portfolio if its interest were redeemed at the time of valuation. In the unlikely event that an Underlying Portfolio does not report a month-end value to the Fund on a timely basis, the Fund would determine the fair value of such Underlying Portfolio based on the most recent value reported by the Underlying Portfolio, and any other relevant information available at the time the Fund values its portfolio. In making a fair value determination, the Fund will consider all appropriate information reasonably available to it at the time and that AllianceBernstein L.P. (the “Investment Manager”) believes to be reliable. The Fund may consider factors such as, among others: (i) the price at which recent subscriptions for or redemptions of the Underlying Portfolio’s interests were effected; (ii) information provided to the Fund by the manager of an Underlying Portfolio, or the failure to provide such information as the Underlying Portfolio manager agreed to provide in the Underlying Portfolio’s offering materials or other agreements with the Fund; (iii) relevant news and other sources; and (iv) market events. In addition, when an Underlying Portfolio imposes extraordinary restrictions on redemptions, or when there have been no recent subscriptions for Underlying Portfolio interests, the Fund may determine that it is appropriate to apply a discount to the NAV reported by the Underlying Portfolio. The use of different factors and estimation methodologies could have a significant effect on the estimated fair value and could be material to the consolidated financial statements.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

The Investment Manager has established a Valuation Committee (the “Committee”) made up of representatives of portfolio management, fund accounting, compliance and risk management which operates under the Valuation Procedures and is responsible for overseeing the pricing and valuation of all securities held in the Fund. The Committee’s responsibilities include: 1) fair value determinations (and oversight of any third parties to whom any responsibility for fair value determinations is delegated), and 2) regular monitoring of the Valuation Procedures and modification or enhancement of the Valuation Procedures (or recommendation of the modification of the Valuation Procedures) as the Committee believes appropriate. Prior to investing in any Underlying Portfolio, and periodically thereafter, the Investment Manager will conduct a due diligence review of the valuation methodology utilized by the Underlying Portfolio. In addition, there are several processes outside of the pricing process that are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics.

U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs
•	Level 3—significant unobservable inputs

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized

abfunds.com	AB MULTI-MANAGER ALTERNATIVE FUND | 23

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of September 30, 2020:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Short-Term Investments:
Investment Companies	$299,000		$	– 0	–	$	– 0	–	$299,000
Investments valued at NAV									903,395,092

Total Investments in Securities	299,000			– 0	–		– 0	–	903,694,092
Other Financial Instruments(a):
Assets:
Total Return Swaps	– 0	–		5,822,112			– 0	–	5,822,112
Liabilities:
Total Return Swaps	—			(5,750,596)			– 0	–	(5,750,596)

Total	$299,000			$71,516		$	– 0	–	$903,765,608

(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

2. Cash Committed

As of September 30, 2020, the Fund has committed to purchase the following Underlying Portfolios for effective date October 1, 2020:

Underlying Portfolios	Amount Committed
Pharo Macro Fund, Ltd.*	$1,000,000
Brevan Howard Alpha Strategies Fund, Ltd.*	5,000,000
Hudson Bay International Fund, Ltd.*	40,000,000
The Tudor BVI Global Fund, Ltd.*	1,000,000

*	Investments paid in advance amounted to $47,000,000.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, the Fund will not be subject to federal and state income taxes to the extent that all of its income is distributed.

For federal tax purposes, taxable income for the Fund and its Subsidiary are calculated separately. The Subsidiary is classified as a controlled foreign corporation (“CFC”) under the Code and its taxable income is included in the calculation of the Fund’s taxable income. Net losses of the Subsidiary are not deductible by the Fund either in the current period or future periods. The CFC has a taxable fiscal year end of March 31st.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s consolidated financial statements.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

5. Investment Income and Investment Transactions

Income and capital gain distributions, if any, are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date or effective date. Investment gains and losses are determined on the identified cost basis. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REITor the investment company.

6. Expenses

Expenses included in the accompanying consolidated statement of operations do not include any expenses of the Underlying Portfolios.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Offering Expenses

Offering expenses of $33,679 were deferred and amortized on a straight line basis over a one year period starting from September 21, 2018 (Subsidiary’s commencement of operations).

NOTE B

Management Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Investment Manager a management fee at an annual rate of 1.00% of an aggregate of the Fund’s net assets determined as of the last day of a calendar month and adjusted for subscriptions and repurchases accepted as of the first day of the subsequent month (the “Management Fee”). The Management Fee is payable in arrears as of the last day of the subsequent month.

Under a separate Administrative Reimbursement Agreement, the Fund may use the Investment Manager and its personnel to provide certain administrative services to the Fund and, in such event, the services and payments will be subject to approval by the Fund’s Board. For the six months ended September 30, 2020, the reimbursement for such fees amounted to $142,088.

The Fund may engage one or more distributors to solicit investments in the Fund. Sanford C. Bernstein & Company LLC (“Bernstein”) and AllianceBernstein Investments, Inc. (“ABI”), each an affiliate of the Invest-

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

ment Manager, have been selected as distributors of the Fund under Distribution Services Agreements. The Distribution Services Agreements do not call for any payments to be made to Bernstein or ABI by the Fund.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Investment Manager, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation paid to ABIS amounted to $95,758 for the six months ended September 30, 2020.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Investment Manager has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2021. In connection with the investment by the Fund in Government Money Market Portfolio, the Investment Manager has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended September 30, 2020, such waiver amounted to $21,705.

A summary of the Fund’s transactions in AB mutual funds for the six months ended September 30, 2020 is as follows:

Fund	Market Value 3/31/20 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 9/30/20 (000)	Dividend Income (000)
Government Money Market Portfolio	$34,000	$97,300	$131,001	$299	$41

During the six months ended September 30, 2020 and the year ended March 31, 2020, the Adviser reimbursed the Fund $6,897 and $31,024, respectively, for trading losses incurred due to trade entry errors.

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.) (“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximate 65% economic interest in the Investment Manager and a 100% interest in AllianceBernstein Corporation, the general partner of the

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Investment Manager. Since the initial sale, AXA has completed additional offerings, most recently during the fourth quarter of 2019. As a result, AXA currently owns less than 10% of the outstanding shares of common stock of Equitable, and no longer owns a controlling interest in Equitable. AXA previously announced its intention to sell its entire interest in Equitable over time, subject to market conditions and other factors (the “Plan”). Most of AXA’s remaining Equitable shares are to be delivered on redemption of AXA bonds mandatorily exchangeable into Equitable shares and maturing in May 2021. AXA retains sole discretion to determine the timing of any future sales of its remaining shares of Equitable common stock.

Sales under the Plan that were completed on November 13, 2019 resulted in the indirect transfer of a “controlling block” of voting securities of the Investment Manager (a “Change of Control Event”) and may have been deemed to have been an “assignment” causing a termination of the Fund’s investment advisory and administration agreements. In order to ensure that investment advisory and administration services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved new investment advisory and administration agreements with the Investment Manager, and shareholders of the Fund subsequently approved the new investment advisory agreement. These agreements became effective on November 13, 2019.

NOTE C

Investment Transactions

1. Purchases and Sales

Purchases and sales of investments in the Underlying Portfolios, aggregated $112,664,929 and $95,813,896, respectively, for the six months ended September 30, 2020.

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$176,458,572
Gross unrealized depreciation	(22,039,745)

Net unrealized appreciation	$154,418,827

2. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

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The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the consolidated statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the consolidated statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for over the counter (“OTC”) swaps are recognized as cost or proceeds on the consolidated statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the consolidated statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the consolidated statement of operations.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the six months ended September 30, 2020, the Fund held total return swaps for hedging and non-hedging purposes.

The Fund and the Subsidiary typically enter into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with their OTC derivative contract counterparties in order to, among other things, reduce their credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund and the Subsidiary typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s and the Subsidiary’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s and Subsidiary’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund or the Subsidiary decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s and the Subsidiary’s OTC counterparty has the right to terminate such transaction and require the Fund or the Subsidiary to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by the OTC counterparty tables below.

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During the six months ended September 30, 2020, the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Consolidated Statement of Assets and Liabilities Location	Fair Value	Consolidated Statement of Assets and Liabilities Location	Fair Value
Interest contracts			Unrealized depreciation on total return swaps	$2,909

Foreign exchange contracts	Unrealized appreciation on total return swaps	$54,683

Commodity contracts	Unrealized appreciation on total return swaps	196,352	Unrealized depreciation on total return swaps	25,027

Equity contracts	Unrealized appreciation on total return swaps	5,571,077	Unrealized depreciation on total return swaps	5,722,660

Total		$5,822,112		$5,750,596

Derivative Type	Location of Gain or (Loss) on Derivatives Within Consolidated Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(10,953)	$117,978

Commodity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(692,937)	66,415

Foreign exchange contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(349,130)	713,375

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(948,310)	1,309,513

Total		$(2,001,330)	$2,207,281

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended September 30, 2020:

Total Return Swaps:
Average notional amount	$219,324,757

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the consolidated statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of September 30, 2020. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

AB Multi Manager Alternative Fund

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Goldman Sachs & Co.	$1,741,441	$(1,741,441)	$	– 0	–	$	– 0	–	$ – 0	–
JPMorgan Chase Bank, NA	2,558,864	(2,553,218)		– 0	–		– 0	–	5,646
Morgan Stanley Capital Services, LLC	1,325,455	(1,325,455)		– 0	–		– 0	–	– 0	–

Total	$5,625,760	$(5,620,114)	$	– 0	–	$	– 0	–	$5,646	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Goldman Sachs & Co.	$1,757,687	$(1,741,441)	$	– 0	–	$	– 0	–	$16,246
JPMorgan Chase Bank, NA	2,553,218	(2,553,218)		– 0	–		– 0	–	– 0	–
Morgan Stanley Capital Services, LLC	1,414,664	(1,325,455)		(89,209)			– 0	–	– 0	–

Total	$5,725,569	$(5,620,114)		$(89,209)		$	– 0	–	$16,246	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

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AB Multi-Manager Alternative Fund (Cayman), Ltd.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Barclays Bank PLC	$91,470	$(9,830)		$	– 0	–	$	– 0	–	$81,640
Morgan Stanley Capital Services, LLC	104,882	– 0	–		– 0	–		– 0	–	104,882

Total	$196,352	$(9,830)		$	– 0	–	$	– 0	–	$186,522	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Barclays Bank PLC	$9,830	$(9,830)		$	– 0	–	$	– 0	–	$ – 0	–
JPMorgan Chase Bank, NA	15,197	– 0	–		(15,197)			– 0	–	– 0	–

Total	$25,027	$(9,830)			$(15,197)		$	– 0	–	$0	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

3. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis through its investments in an Underlying Portfolio. The Fund or an Underlying Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund or an Underlying Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund or the Underlying Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Investment Manager or the manager of an Underlying Portfolio believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund or an Underlying Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE D

Shares of Beneficial Interest

Generally, initial and additional subscriptions for shares may be accepted as of the first day of each month. The Fund reserves the right to reject any subscription for shares. The Fund intends to repurchase shares from

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

shareholders in accordance with written tenders by shareholders at those times, in those amounts, and on such terms and conditions as the Board may determine in its sole discretion. When a repurchase offer occurs, a shareholder will generally be required to provide notice of their tender of shares for repurchase to the Fund more than three months in advance of the date that the shares will be valued for repurchase (the “Valuation Date”). Valuation Dates are generally expected to be the last business days of March, June, September or December, and payment for tendered shares will generally be made by the Fund approximately 45 days following the Valuation Date.

Transactions in shares of beneficial interest were as follows for the six months ended September 30, 2020 and March 31, 2020:

	Shares			Amount
	Six Months Ended September 30, 2020 (unaudited)		Year Ended March 31, 2020	Six Months Ended September 30, 2020 (unaudited)		Year Ended March 31, 2020

Shares Sold	2,425,573		3,336,868	$26,941,799		$38,005,705

Shares issued in reinvestment of dividends and distributions	– 0	–	1,490,737	– 0	–	17,054,032

Shares redeemed	(3,776,104)		(11,956,135)	(43,299,525)		(134,616,601)

Net decrease	(1,350,531)		(7,128,530)	$(16,357,726)		$(79,556,864)

NOTE E

Risks Involved in Investing in the Fund

The market value of a security held by the Fund or an Underlying Portfolio may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Global economies and financial markets are increasingly interconnected, which increases the probabilities that conditions in one country or region might adversely impact issuers in a different country or region. Conditions affecting the general economy, including political, social, or economic instability at the local, regional, or global level may also affect the market value of a security. Health crises, such as pandemic and epidemic diseases, as well as other incidents that interrupt the expected course of events, such as natural disasters, war or civil disturbance, acts of terrorism, power outages and other unforeseeable and external events, and the public response to or fear of such diseases or events, have and may in the future have an adverse effect on the Fund’s investments and net asset

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value and can lead to increased market volatility. For example, any preventative or protective actions that governments may take in respect of such diseases or events may result in periods of business disruption, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the Fund’s portfolio companies. The occurrence and pendency of such diseases or events could adversely affect the economies and financial markets either in specific countries or worldwide.

Limitations on the Fund’s ability to withdraw its assets from Underlying Portfolios may limit the Fund’s ability to repurchase its shares. For example, many Underlying Portfolios impose lock-up periods prior to allowing withdrawals, which can be two years or longer. After expiration of the lock-up period, withdrawals typically are permitted only on a limited basis, such as monthly, quarterly, semi-annually or annually. Many Underlying Portfolios may also indefinitely suspend redemptions or establish restrictions on the ability to fully receive proceeds from redemptions through the application of a redemption restriction or “gate”. In instances where the primary source of funds to repurchase shares will be withdrawals from Underlying Portfolios, the application of these lock-ups and withdrawal limitations may significantly limit the Fund’s ability to repurchase its shares. Although the Investment Manager will seek to select Underlying Portfolios that offer the opportunity to have their shares or units redeemed within a reasonable timeframe, there can be no assurance that the liquidity of the investments of such Underlying Portfolios will always be sufficient to meet redemption requests as, and when, made.

The Fund invests primarily in Underlying Portfolios that are not registered under the 1940 Act and invest in and actively trade securities and other financial instruments using different strategies and investment techniques that may involve significant risks. As a secondary strategy, the Fund will also generally make direct investments in securities and other financial instruments. The risks associated with these investments include those related to the volatility of the equity, credit, and currency markets, the use of leverage associated with certain investment strategies, derivative contracts and in connection with short positions, the potential illiquidity of certain instruments and counterparty and broker arrangements.

Some of the Underlying Portfolios in which the Fund invests may invest all or a portion of their assets in securities that are illiquid or are subject to an anticipated event. These Underlying Portfolios may create “side pockets” in which to hold these securities. Side pockets are series or classes of shares which are not redeemable by the investors but which are automatically redeemed or converted back into the Underlying Portfolio’s regular series or classes of shares upon the realization of those securities or the happening of some other liquidity event with respect to those securities.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

These “side pockets” can often be held for long periods before they are realized, and may therefore be much less liquid than the general liquidity offered on the Underlying Portfolio’s regular series or classes of shares. Should the Fund seek to liquidate its investment in an Underlying Portfolio that maintains investments in a side pocket arrangement or that holds a substantial portion of its assets in illiquid securities, the Fund might not be able to fully liquidate its investments without delay, which could be considerable. In such cases, during the period until the Fund is permitted to fully liquidate the investment in the Underlying Portfolio, the value of the investment could fluctuate.

The Underlying Portfolios generally utilize leverage in pursuit of achieving a potentially greater investment return and the Fund may take on additional leverage in connection with its direct investment strategies. The use of leverage exposes an Underlying Portfolio and the Fund to additional risk including (i) greater losses from investments than would otherwise have been the case had the leverage not been used; (ii) margin calls or interim margin requirements may force premature liquidations of investment positions; and (iii) losses on investments where the investment fails to earn a return that equals or exceeds the cost of leverage related to such investment. In the event of a sudden, precipitous drop in the value of an Underlying Portfolio’s assets, the Underlying Portfolio might not be able to liquidate assets quickly enough to repay its borrowings, further magnifying the losses incurred by the Underlying Portfolio.

The Underlying Portfolios or the Fund may invest in securities of foreign companies that involve special risks and considerations not typically associated with investments in the United States. Such investments may be concentrated in a limited number of countries or regions, which may vary over time. Such investments may subject the Underlying Portfolios and the Fund to additional risks resulting from political or economic conditions in such countries or regions, and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

There is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s or the Underlying Portfolios’ investments and reduce the returns of the Fund. For example, the value of the Fund’s or an Underlying Portfolio’s investments in foreign currency-denominated securities may decrease if the U.S. dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s or an Underlying Portfolio’s investments denominated in foreign currencies,

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positions in foreign currencies themselves may cause the Fund or an Underlying Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

The Underlying Portfolios may invest a higher percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Underlying Portfolios may be more susceptible to economic, political and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility of the Underlying Portfolio’s net asset value.

The Fund invests in a limited number of Underlying Portfolios. Such concentration may result in additional risk. Various risks are also associated with an investment in the Fund, including risks relating to compensation arrangements and risks relating to limited liquidity of the interests.

The Fund and the Underlying Portfolios may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

The Fund is subject to credit risk arising from its transactions with its custodian, State Street Bank and Trust, related to holding the Fund’s cash. This credit risk arises to the extent that the custodian may be unable to fulfill its obligation to return the Fund’s cash held in its custody.

The Fund or Underlying Portfolio may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR is underway but remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE F

Tax Information

The tax character of fiscal year-end distributions for 2020 is based on estimated tax information provided by certain Underlying Portfolios. The character may materially change as the Fund receives final 2019 tax reporting from Underlying Portfolios. The tax character of distributions paid during the fiscal years ended March 31, 2020 and March 31, 2019 were as follows:

	2020		2019
Distributions paid from:
Ordinary income	$5,010,584		$	– 0	–
Return of capital	– 0	–		– 0	–
Long-term capital gains	14,167,557			– 0	–

Total taxable distributions paid	$19,178,141		$	– 0	–

As of March 31, 2020, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$15,762,823
Undistributed capital gains and other losses	4,490,868
Unrealized appreciation/(depreciation)	(45,446,630	)(a)

Total accumulated earnings/(deficit)	$(25,192,939)

(a)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax treatment of passive foreign investment companies (PFICs), the tax treatment of swaps, and the tax treatment of partnership investments.

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For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of March 31, 2020, the Fund did not have any capital loss carryforwards.

NOTE G

Credit Facility

The Fund is a party to a $50 million revolving credit facility (the “Facility”) intended to provide short term financing, if necessary, subject to certain restrictions in connection with, among other matters, abnormal redemption activity. Borrowings under the Facility are secured by the assets of the Fund. Credit Facility fees are paid by the Fund and are included in the consolidated statement of operations. The Fund did not utilize the Facility during the six months ended September 30, 2020. Effective October 23, 2020, the Facility will be reduced to $25 million.

NOTE H

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the consolidated financial statements through the date the consolidated financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s consolidated financial statements through this date.

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CONSOLIDATED FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Six Months Ended September 30, 2020‡ (unaudited)	Year Ended March 31,
2020‡	2019‡	2018	2017	2016

Net asset value, beginning of period	$ 10.62	$ 11.26	$ 11.20	$ 10.87	$ 10.05	$ 11.64

Income From Investment Operations

Net investment loss(a)	(.07	)(b)	(.13	)(b)	(.13	)(b	(.19	)(b)	(.18)	(.19)
Net realized and unrealized gain (loss) on investment transactions	1.17	(.29)	.19	.66	1.09	(1.12)
Contributions from Affiliates	.00	(c)	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	1.10	(.42)	.06	.47	.91	(1.31)

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.06)	– 0	–	(.12)	(.02)	(.01)
Distributions from net realized gain on investment transactions	– 0	–	(.16)	– 0	–	– 0	–	(.07)	(.27)

Return of capital	– 0	–	– 0	–	– 0	–	(.02)	– 0	–	– 0	–

Total dividends and distributions	– 0	–	(.22)	– 0	–	(.14)	(.09)	(.28)

Net asset value, end of period	$ 11.72	$ 10.62	$ 11.26	$ 11.20	$ 10.87	$ 10.05

Total Return

Total investment return based on net asset value(d)	10.36%	(3.87)%	.54%	4.33%	9.06%	(11.38)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$982,051	$904,329	$1,039,586	$1,155,060	$1,248,818	$1,310,647

Ratio to average net assets of:

Expenses, net of waivers/ reimbursements(e)(f)(g)	1.17	%^	1.17%	1.28%	1.68%	1.67%	1.66%

Expenses, before waivers/ reimbursements(e)(f)(g)	1.18	%^	1.18%	1.50%	1.68%	1.67%	1.66%

Net investment loss(f)	(1.16	)%(b)^	(1.10	)%(b)	(1.17	)%(b)	(1.66	)%(b)	(1.67)%	(1.66)%

Portfolio turnover rate	11%	20%	33%	19%	3%	7%

See footnote summary on page 41.

40 | AB MULTI-MANAGER ALTERNATIVE FUND	abfunds.com

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Investment Manager.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming a purchase of beneficial shares on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return calculated for a period of less than one year is not annualized.

(e)	The expense ratios presented below exclude interest expense:

	Six Months Ended September 30, 2020 (unaudited)	Year Ended March 31,
		2020	2019	2018	2017	2016
Net of waivers/reimbursements	1.17%	1.17%	1.28%	1.68%	1.66%	1.66%
Before waivers/reimbursements	1.18%	1.18%	1.50%	1.68%	1.66%	1.66%

(f)	The expense and net investment income loss ratios do not include earned income or expenses incurred by the Fund through its Underlying Portfolios.

(g)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the year ended March 31, 2019, such waiver amounted to .01%.

‡	Consolidated (see Note A).

^	Annualized.

See notes to consolidated financial statements.

abfunds.com	AB MULTI-MANAGER ALTERNATIVE FUND | 41

BOARD OF TRUSTEES

Debra Perry(1), Chair Beata D. Kirr, President R. Jay Gerken(1) Jeffrey R. Holland(1)	William Kristol(1) Michelle McCloskey(1) Donald K. Peterson(1)

OFFICERS

Stuart Davies(2), Vice President Vikas Kapoor(2), Vice President Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Analyst	Joseph J. Mantineo, Treasurer and Chief Financial Officer Stephen M. Woetzel, Controller Vincent S. Noto, Chief Compliance Officer

Custodian

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Distributors

Sanford C. Bernstein & Co., LLC

1345 Avenue of the Americas

New York, NY 10105

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Legal Counsel Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019 Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 300 Madison Avenue New York, NY 10017

1	Member of the Audit Committee and the Governance, Nominating and Compensation Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Investment Manager’s Custom Alternative Solutions Group. Messrs. Davies and Kapoor are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

42 | AB MULTI-MANAGER ALTERNATIVE FUND	abfunds.com

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

AB Multi-Manager Alternative Fund (the “Fund”) is subject to Section 15 of the Investment Company Act of 1940, as amended. Section 15 provides that any investment advisory agreement with a registered investment company such as the Fund may continue in effect for a period of more than two years from the date of its execution, only so long as such continuance is specifically approved at least annually by the board of trustees (or by vote of a majority of the outstanding voting securities of the investment company). Pursuant to this requirement, the Fund’s Board of Trustees, including the Trustees who are not interested persons of the Fund (the “Independent Trustees”), unanimously approved the continuation of the Advisory Agreement between the Fund and AllianceBernstein L.P. (the “Adviser”)(the “Advisory Agreement”) at a video conference meeting held on October 28-29, 2020.1

The following discussion describes the considerations in connection with the Board’s review of the Advisory Agreement.

In connection with the annual review of the continuation of the Advisory Agreement between the Fund and the Adviser, counsel to the Independent Trustees sent a letter to the Adviser dated August 7, 2020, that contained a list of information requested by the Independent Trustees to conduct their annual review. The Board of Trustees, including the Independent Trustees, met by video conference and received and evaluated extensive materials relating to the continuation of the Advisory Agreement from the Adviser during meetings in September and October 2020. In addition, the Board received materials from the Senior Analyst and an independent fee consultant as described below. On September 30, 2020, the Board of Trustees held a video conference meeting to discuss its review of the Advisory Agreement and the materials the Trustees had been provided. At that meeting, the Independent Trustees met separately with their independent counsel and the Senior Analyst and the independent fee consultant in executive sessions. Following the September 30, 2020 meeting, the Independent Trustees, through counsel, requested certain additional information by means of a letter from their independent counsel dated October 5, 2020, and the Adviser provided certain additional information by means of a letter dated October 15, 2020. The Independent Trustees held a video conference meeting on October 20, 2020 with their independent counsel and the Senior Analyst to further discuss the contract renewal materials and supplemental materials provided in response to the Board’s request. On October 28-29, 2020, the Board of Trustees held a video conference meeting to continue their review of the Advisory Agreement. During this meeting, the Adviser provided further information to the

1

The meeting was held by video conference in view of the ongoing COVID-19 pandemic and based on exemptive relief issued by the Securities and Exchange Commission, with the Board’s intention to ratify the approval of the Advisory Agreement at its next in-person meeting.

abfunds.com	AB MULTI-MANAGER ALTERNATIVE FUND | 43

Board relating to contract renewal, and the Independent Trustees also met separately with counsel to the Independent Trustees as well as the Senior Analyst to review the contract renewal materials provided by the Adviser and the materials prepared by the Senior Analyst. At the conclusion of this meeting, the Board approved the continuation of the Advisory Agreement for an additional annual term as described below.

In approving the Advisory Agreement, the Board, including the Independent Trustees, considered all information it deemed reasonably necessary to evaluate the terms of the Advisory Agreement and considered whether the Agreement would be in the best interests of the Fund. In particular, the Board considered the information that was provided to them by the Adviser in response to their requests, as well as information prepared by the Senior Analyst and the independent fee consultant at the request of the Board. The Fund’s Senior Analyst assists the Board (as well as the boards of other funds sponsored by the Adviser) in evaluating advisory agreements and certain other agreements pursuant to which the Adviser or its affiliates provide services to the Fund. The Board also considered other information provided to the Board in connection with the September 30, 2020 and October 28-29, 2020 meetings and throughout the past year.

The information considered by the Board included information with respect to the nature, extent and quality of services provided, investment performance, fees and expenses, profitability, economies of scale, and fall-out benefits and other revenue.

In the Board’s consideration of the factors discussed below, no single factor was considered in isolation or to be determinative to the decision of the Board to approve the Advisory Agreement. Rather, the Board concluded, in light of a weighing and balancing of all factors considered and in the exercise of the Trustees’ business judgment, that it was in the best interests of the Fund to approve the Advisory Agreement including the fees to be charged for services thereunder, as summarized below.

Fees and Expenses

The Board, including the Independent Trustees, compared the fees and expense ratios of the Fund against fees and expense ratios of a peer group of funds with similar investment objectives (“peer group”). Both the peer group and the funds within the peer group, with respect to the fee and expense data, were available from Strategic Insight, an independent provider of investment company data. The Trustees noted that the Fund’s contractual advisory fee was below the median of the peer group and that the Fund’s total expense ratio (excluding interest expense and underlying fund expenses) was below the peer group median in the Strategic Insight report. The Senior Analyst also performed analyses of the advisory fees, and compared such analyses to the Fund’s peer group. In addition, the

44 | AB MULTI-MANAGER ALTERNATIVE FUND	abfunds.com

Board received and considered information from an independent fee consultant regarding the Fund’s fees and expenses as well as its investment performance.

On the basis of its review and consideration of the fees as described above and the Board’s consideration of the other factors described below, and in light of the Adviser’s reduction of the Fund’s advisory fee in 2018, the Board concluded that the contractual advisory fee as proposed was reasonable.

Nature, Extent and Quality of Services Provided

The Board, including the Independent Trustees, considered the nature, quality and extent of services performed by the Adviser and its affiliates gained from their experience as directors or trustees of the Fund and certain other funds advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, and the Adviser’s initiative in identifying and raising potential issues with the Trustees. The Board also considered the Adviser’s responsiveness, frankness and attention to concerns raised by the Trustees from time to time, including the Adviser’s willingness to consider and implement organizational changes designed to improve investment results and the services provided to the funds. The Board also considered the scope and quality of the Adviser’s investment management capabilities, other resources dedicated to performing its services, the quality of its compliance, administrative and other services provided to the Fund and the background and experience of the Adviser’s senior management. The Board reviewed the qualifications, backgrounds and responsibilities of the investment staff primarily responsible for day-to-day portfolio management services for the Fund and noted the Adviser’s commitment to strong research and investment management capabilities throughout changing market environments.

In addition to the investment advisory services provided to the Fund, the Trustees considered that the Adviser and its affiliates also provide certain administrative services necessary for the operations of the Fund on an “at cost” basis pursuant to a separate Administrative Reimbursement Agreement. The Board reviewed the compliance and administrative services of the Adviser that support the investment advisory services provided to the Fund.

The Board also considered how the organizational capabilities and financial condition of the Adviser may affect the nature and quality of its services. In that regard, the Board considered information about the impact of the COVID-19 pandemic on the Adviser’s operations and the Adviser’s ability to continue to provide the same scope and quality of services to the Fund as before the pandemic. The Board considered the ongoing impacts of the relocation of substantial operations of the Adviser from the New York City area to Nashville, Tennessee as well as the implications of a

abfunds.com	AB MULTI-MANAGER ALTERNATIVE FUND | 45

substantial number of the Adviser’s employees working from home during the pandemic. The Board also noted that the Adviser and its affiliates had continued to update the Board on matters relating to the sale by AXA, S.A., previously an indirect parent of AllianceBernstein Corporation, the general partner of the Adviser, of its remaining ownership interest in its U.S. subsidiary, Equitable Holdings, Inc. The Board considered the statements of the Adviser that it has continued to operate as an independent, publicly-traded US asset manager, that the divestiture has not materially changed the Adviser’s current management structure or strategy, and that the Adviser does not believe that the divestiture will have a material impact on the Adviser with respect to its operations, personnel, organizational structure, or capitalization, financial and other resources.

In considering the nature and quality of the services provided by the Adviser, the Board, including the Independent Trustees, received and considered information about the Fund’s investment performance, as well as the performance of its peer group and the performance of an appropriate benchmark index. The Board was provided with performance data versus the Fund’s benchmark index for the 1-year, 3-year, 5-year and since inception periods ended July 31, 2020, and versus the Fund’s peer group, for the fiscal year ended March 31, 2020 and for each of the prior fiscal years since inception. The Board also received certain updated performance information as of August 31, 2020. In addition, the Trustees considered information showing performance compared to peer groups and the benchmark index for rolling calendar year periods and the year to date. The Trustees also receive detailed comparative performance information for the Fund at each regular Board meeting during the year. The Board noted that in this case the benchmark index is an index of other funds which reflects the fees of such other funds.

The Trustees noted that the Fund’s performance for the year ended March 31, 2020 was at the median of the performance group of comparable funds selected by Strategic Insight. The Trustees further noted that although performance for the one-year period ended March 31, 2020, was negative on an absolute basis, that more recent performance for the year ended August 31, 2020 was positive on an absolute basis. The Trustees considered the Adviser’s explanations for performance and measures the Adviser had taken or proposed to take to improve performance. The Trustees noted generally the Adviser’s continued efforts to enhance the services provided to the Fund. The Trustees also noted that they would continue to monitor investment performance closely.

The Board concluded that the Adviser had the experience and resources necessary to provide services of appropriate nature, quality and scope with respect to the Fund.

46 | AB MULTI-MANAGER ALTERNATIVE FUND	abfunds.com

Profitability

The Board, including the Independent Trustees, considered the level of the Adviser’s profits in respect of its management of the Fund. The materials provided to the Independent Trustees included information indicating the profitability of the Fund to the Adviser for calendar years 2018 and 2019, which had been reviewed by an independent consultant. The Trustees reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are many potentially acceptable allocation methodologies for information of this type. The Trustees noted that they received information regarding all revenues and expenses of the Adviser’s relationship with the Fund and that they had focused on profitability before taxes and distribution expenses. The Trustees noted that an affiliate of the Adviser provided distribution services to the Fund at no cost. The amounts recently reimbursed to the Adviser by the Fund were also noted, along with how the reimbursement was accounted for in determining profitability. The Trustees also considered the 2018 reduction of the management fee from 1.50% to 1.00% and then discussed the services and costs associated with the Fund’s Administrative Reimbursement Agreement with the Adviser.

The Trustees reviewed comparative information regarding profitability for other publicly-traded advisers, recognizing that it is difficult to make comparisons of profitability among fund advisory contracts because only limited comparative information is publicly available and the comparisons are affected by numerous factors including different cost accounting methodologies.

After reviewing all relevant factors, the Trustees, including the Independent Trustees, concluded that the levels of the Adviser’s profits in respect of its management of the Fund were not excessive.

Economies of Scale

The Board, including the Independent Trustees, considered whether there have been economies of scale in respect of the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Trustees discussed possible ways in which any such economies of scale may be shared with the Fund, including by investment in enhanced services.

The Trustees also considered the Senior Analyst materials which they received in connection with the review of the Advisory Agreement, which included information reflecting changes in asset levels of the Fund and in the profitability of the Adviser over various periods.

After reviewing the profitability and economies of scale information provided by the Adviser, the Board concluded that the benefits of any

abfunds.com	AB MULTI-MANAGER ALTERNATIVE FUND | 47

economies of scale were appropriately being shared with Fund investors by way of, among other things and as applicable, the 2018 fee reduction for the Fund and the Adviser’s continued reinvestment in the business, including by researching and implementing new product enhancements. The Trustees also noted that they would continue to monitor the Fund’s growth.

Fall-Out Benefits and Other Revenue

The Board, including the Independent Trustees, also took into account so-called “fall-out benefits” to the Adviser. They also considered other benefits potentially derived from an increase in the Adviser’s business as a result of its relationship with the Fund. The Trustees recognized that the Adviser’s profitability could be lower without these benefits. The Trustees concluded that these fall-out benefits to the Adviser were acceptable.

Advisory Fee Rate Schedule

On the basis of the information considered, the Board determined to approve the continuation of the Advisory Agreement for an additional annual term, without change to the Fund’s contractual fee schedule at an annual rate of 1.00% of the Fund’s net assets.

48 | AB MULTI-MANAGER ALTERNATIVE FUND	abfunds.com

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL EQUITY (continued)

GROWTH

Concentrated International Growth Portfolio

Sustainable International Thematic Fund

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio1

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

FIXED INCOME (continued)

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to February 5, 2020, Tax-Aware Fixed Income Opportunities Portfolio was named Tax-Aware Fixed Income Portfolio.

abfunds.com	AB MULTI-MANAGER ALTERNATIVE FUND | 49

NOTES

50 | AB MULTI-MANAGER ALTERNATIVE FUND	abfunds.com

NOTES

abfunds.com	AB MULTI-MANAGER ALTERNATIVE FUND | 51

NOTES

52 | AB MULTI-MANAGER ALTERNATIVE FUND	abfunds.com

Privacy Notice

AllianceBernstein and its affiliates (collectively referred to as “AllianceBernstein”, “we”, “our”, and similar pronouns) understand the importance of maintaining the confidentiality and security of our clients’ nonpublic personal information. Nonpublic personal information is personally identifiable financial information about our clients who are natural persons. To provide financial products and services to our clients, we collect nonpublic personal information from a variety of sources, including: (1) information we receive from clients, such as through applications or other forms, which can include a client’s name, address, phone number, social security number, assets, income and other household information, (2) information about client transactions with us, our affiliates and non-affiliated third parties, which can include account balances and transactions history, and (3) information from visitors to our websites provided through online forms, site visitorship data and online information-collecting devices known as “cookies.”

We may disclose all of the nonpublic personal information that we collect about our current and former clients, as described above, to non-affiliated third parties to manage our business and as otherwise required or permitted by law, including those that perform transaction processing or servicing functions, marketing services providers that provide marketing services on our behalf pursuant to a joint marketing agreement, and professional services firms that provide knowledge-based services such as accountants, consultants, lawyers and auditors to help manage client accounts. We require all the third-party providers to adhere to our privacy policy or a functional equivalent.

We may also disclose the nonpublic personal information that we collect about current and former clients, as described above, to our affiliated investment, brokerage, service and insurance companies for the purpose of marketing their products or services to clients under circumstances that are permitted by law, such as if our affiliate has its own relationship with you. We have policies and procedures to ensure that certain conditions are met before an AllianceBernstein affiliated company may use information obtained from another affiliate to solicit clients for marketing purposes.

We will also use nonpublic personal information about our clients for our own internal analysis, analytics, research and development, and to improve and add to our client offerings.

We have policies and procedures designed to safeguard the confidentiality and security of nonpublic personal information about our clients that include restricting access to nonpublic personal information to personnel that have been screened and undergone security and privacy training; to personnel who need it to perform their work functions such as our operations, customer service, account management, finance, quality, vendor management and compliance teams as required to provide services, communicate with you and fulfill our legal obligations.

We employ reasonably designed physical, electronic and procedural safeguards to secure and protect client nonpublic personal information.

If you are in the European Economic Area (“EEA”) or Switzerland, we will comply with applicable legal requirements providing adequate protection for the transfer of personal information to recipients in countries outside of the EEA and Switzerland.

For more information, our Privacy Policy statement can be viewed here: https://www.alliancebernstein.com/abcom/Privacy_Terms/PrivacyPolicy.htm.

AB MULTI-MANAGER ALTERNATIVE FUND

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

MMAF-0152-0920

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Donald K. Peterson, Debra Perry and R. Jay Gerken qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 6.	INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant did not engage in securities lending during its most recent fiscal year.

ITEM 13.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Multi-Manager Alternative Fund, Inc.

By:	/s/ Beata Kirr
Beata Kirr
President

Date:	November 27, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Beata Kirr
Beata Kirr
President

Date:	November 27, 2020

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	November 27, 2020